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                                                                    EXHIBIT 10.1
                               SWAP TRANSACTION


Date:  10 July 1996

The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between:


                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK

                                      and

                            JDN REALTY CORPORATION


on the Trade Date and identified by the Morgan Deal Number specified below (the "Swap Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the agreement specified below.

The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

Morgan Guaranty Trust Company of New York is, together with other Untied Kingdom listed institutions, subject to the Bank of England's Code of Conduct. In connection therewith, this and certain future wholesale money market transactions will be outside the Financial Services Act but you will have the benefit of the Code of Conduct.

1. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement currently under negotiations, as amended and supplemented from time to time (the "Agreement"), between Morgan Guaranty Trust Company of New York ("Morgan") and JDN REALTY CORPORATION (the "Counterparty") All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

2. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:


Morgan Deal Number:                 161215

Trade Date:                         8 July 1996

Effective Date:                     3 September 1996

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Termination Date:                   2 January 1998

FIXED AMOUNTS:

Fixed Rate Payer:                   Counterparty

Notional Amount:                    SEE OUTSTANDING PRINCIPAL BALANCE SCHEDULE

Fixed Rate Payer Payment Dates:     Monthly on day 1 starting with 1 October
                                    1996 up to, and including, the Termination
                                    Date, subject to adjustment in accordance with the Modified Following Business Day
                                    Convention and there will be an adjustment to the Calculation Period .

Fixed Rate:                         6.44000 percent

Fixed Rate Day Count Fraction:      Actual/360


INITIAL STUB PERIOD:

From: 3 September 1996              To: 1 October 1996 (subject to adjustment in
                                    accordance with the Modified Following
                                    Business Day Convention)

Counterparty Fixed Rate:            6.44000 percent


FINAL STUB PAYMENT:

From: 1 December 1997  To:          2 January 1998

Counterparty Fixed Rate:            6.44000 percent


FLOATING AMOUNTS:

Floating Rate Payer:                Morgan

Notional Amount:                    SEE OUTSTANDING PRINCIPAL BALANCE SCHEDULE

Floating Rate Payer Payment Dates:  Monthly on day 1 starting with 1 October
                                    1996 up to, and I including, the Termination
                                    Date, subject to adjustment in accordance with the Modified Following Business Day Convention and there will be an adjustment to the Calculation Period.

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Floating Rate Option:               USD-LIBOR-BBA

Designated Maturity:                1 Month

Floating Rate Day Count Fraction:   Actual/360

Reset Dates:                        The first day of each Calculation Period.

Compounding:                        Inapplicable


INITIAL STUB PERIOD:

From: 3 September 1996              To: 1 October 1996 (subject to adjustment in
                                    accordance with the Modified Following
                                    Business Day Convention)

Morgan Floating Rate Option:        USD-LIBOR-BBA

Designated Maturity:                1 Month


FINAL STUB PAYMENT:

From: 1 December 1997               To: 2 January 1998

Morgan Floating Rate Option:        USD-LIBOR-BBA

Designated Maturity:                1 Month

Business Day Locations for
Counterparty:                       London, New York

Business Day Locations for Morgan:  London, New York

Payments will be:                   Net


OUTSTANDING PRINCIPAL BALANCE SCHEDULE:

Accrual Start Date:        MORGAN PAYS ON            COUNTERPARTY PAYS ON
                           OUTSTANDING NOTIONAL:     OUTSTANDING NOTIONAL:
03-SEP-1996                50,000,000.00  USD        50,000,000.00  USD
01-OCT-1996                70,000,000.00  USD        70,000,000.00  USD
01-JAN-1997                80,000,000.00  USD        80,000,000.00  USD

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3.   Account Details

PAYMENTS TO MORGAN:

Account for payments in USD:        Morgan Guaranty Trust Co. of New York
                                    23 Wall Street
                                    New York
Favour:                             Morgan Guaranty Trust Co. of New York -
                                    London Office
ABA/Bank No.:                       021000238
Account No.:                        670 07 054
Reference:                          Further Credit to Swaps Group Account:
                                    10005035
                                    Please send MT100 cover cable to MGT
                                    London


PAYMENTS TO COUNTERPARTY:

Account for payments in USD:

Favour:                             JDN REALTY CORPORATION
ABA/Bank No.:
Account No.:
Reference:


4.   Offices

(a)  The Office of Morgan for the Swap Transaction is LONDON; and
(b)  The Office of the Counterparty for the Swap Transaction is ATLANTA.

ALL ENQUIRIES REGARDING PAYMENTS AND/OR RATE RESETTINGS ONLY SHOULD BE SENT TO:

MORGAN GUARANTY TRUST COMPANY OF NEW YORK
60 VICTORIA EMBANKMENT
LONDON, EC4Y 0JP

ATTENTION:         JOANNE CASE
TELEPHONE:         44 1 71 325 3783
FACSIMILE:         44 1 71 325 3862/3863
TELEX:             896631 MGT G
CABLE:             MORGANBANK

PLEASE QUOTE THE MORGAN DEAL NUMBER INDICATED ABOVE.

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ALL ENQUIRIES REGARDING CONFIRMATIONS SHOULD BE SENT TO:

MORGAN GUARANTY TRUST COMPANY OF NEW YORK
60 WALL STREET
NEW YORK, NEW YORK 10260

ATTENTION:         WENDY WEBBE
                   DOCUMENTATION CONTROL GROUP
TELEPHONE:         1-212-648-6493
FACSIMILE:         1-212-648-5117

PLEASE QUOTE THE MORGAN DEAL NUMBER INDICATED ABOVE.


J P MORGAN SECURITIES INCORPORATED is acting solely as agent for Morgan and will have no obligations under Swap Transaction.

Each party represents that (i) it is entering into the transaction evidenced hereby a principal (and not as agent or any other capacity); (ii) the other party is not acting as a fiduciary for it; (iii) it is not relying upon any representations except those expressly set forth in the Agreement or this Confirmation; (iv) it has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging, and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party; and
(v) it is entering into this transaction with a full understanding of the terms, conditions, and risks thereof and it is capable of and willing to assume those risks.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us or by sending to us a letter, telex or facsimile substantially similar to this letter, which letter, telex or facsimile sets forth the material terms of the Swap Transaction to which this Confirmation relates and indicates agreement to those terms. When referring to this Confirmation, please indicate: Morgan Deal Number 161215.

                                    Yours sincerely,

                                    JP MORGAN SECURITIES INCORPORATED,
                                    as Agent for and signing on behalf of:

                                    MORGAN GUARANTY TRUST COMPANY OF
                                    NEW YORK



                                    By:
                                    ___________________________________
                                    Name:  Jason P. Manske

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                                  Title:  VP



Confirmed as of the
date first above written:

JDN REALTY CORPORATION



By:____________________________
Name:  William J. Kerley
Title: Chief Financial Officer

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